                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         Each of the undersigned hereby constitutes and appoints Steven Katz and Ron Lipstein and each of them, as his attorneys-in-fact, with full power of substitution and resubstitution, to execute in his name, place and stead, individually and in each capacity stated below, one or more amendments (including without limitation post-effective amendments) to this registration statement, any related Rule 462(b) registration statement and any other documents related thereto, to file the same (and any exhibit thereto) with the Commission and to take any other action to effect the registration under the Securities Act of 1933 of common stock of the registrant subject thereto, as the attorney-in-fact acting in the premises deems appropriate as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, acting severally, may lawfully do or cause to be done by virtue hereof.


Signature                            Title                                  Date
---------                            -----                                  ----
/s/ Steven Katz                     Chairman, Board of Directors            August 16, 2004
-----------------------------       (Principal Executive Officer)
Steven Katz, Ph.D.


/s/ Ron Lipstein                    Vice Chairman, Board of Directors,      August 16, 2004
-----------------------------       Chief Executive Officer
Ron Lipstein                        Chief Financial Officer, Secretary
                                    and Treasurer (Principal Financial
                                    and Accounting Officer)


                                    Senior Vice President,
-----------------------------       Research and Development
Dr. Mark Eisenberg                  and Director


/s/ Steven Lilien                   Director                                August 16, 2004
-----------------------------
Steven Lilien, Ph.D.


                                    Director
-----------------------------
Allen I. Schiff, Ph.D.


/s/ Gregory B. Brown                Director                                August 16, 2004
-----------------------------
Gregory B. Brown, M.D.